Exhibit 99.01

Valero Energy Reports Second Quarter 2026 Results

•Reported net income attributable to Valero stockholders of $3.7 billion, or $12.62 per share
•Reported adjusted net income attributable to Valero stockholders of $3.7 billion, or $12.54 per share
•Stockholder cash returns totaled $2.6 billion
•Declared a regular quarterly cash dividend on common stock of $1.20 per share on July 16, 2026
•The St. Charles FCC Unit optimization project is still expected to be completed and begin operations in the third quarter of 2026

SAN ANTONIO, July 30, 2026 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $3.7 billion, or $12.62 per share, for the second quarter of 2026, compared to $714 million, or $2.28 per share, for the second quarter of 2025. Excluding the adjustments shown in the accompanying earnings release tables, adjusted net income attributable to Valero stockholders for the second quarter of 2026 was $3.7 billion, or $12.54 per share.

“We are pleased to report a strong second quarter, driven by excellent operations and commercial execution across all three of our business segments,” said Lane Riggs, Valero’s Chairman, Chief Executive Officer and President. “Our refineries, renewable diesel plants, and ethanol plants operated safely and reliably, helping to meet resilient demand for transportation fuels.”

Refining
The Refining segment reported operating income of $4.5 billion for the second quarter of 2026, compared to $1.3 billion for the second quarter of 2025. Adjusted operating income for the second quarter of 2026 was $4.4 billion. Refining throughput volumes averaged 3.0 million barrels per day in the second quarter of 2026.

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported $717 million of operating income for the second quarter of 2026, compared to an operating loss of $79 million for the second quarter of 2025. Segment sales volumes averaged 3.8 million gallons per day in the second quarter of 2026.

Ethanol
The Ethanol segment reported $318 million of operating income for the second quarter of 2026, compared to $54 million for the second quarter of 2025. Ethanol production volumes averaged 4.7 million gallons per day in the second quarter of 2026.

Corporate and Other
General and administrative expenses were $233 million in the second quarter of 2026. The effective tax rate for the second quarter of 2026 was 21 percent.

Investing and Financing Activities
Net cash provided by operating activities was $5.6 billion in the second quarter of 2026. Included in this amount was a $706 million favorable impact from working capital and $389 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $4.5 billion in the second quarter of 2026.

Capital investments totaled $350 million in the second quarter of 2026, of which $290 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $346 million in the second quarter of 2026.

Valero stockholder cash returns totaled $2.6 billion in the second quarter of 2026, resulting in a payout ratio of 59 percent of adjusted net cash provided by operating activities.

On July 16, 2026, Valero announced a quarterly cash dividend on common stock of $1.20 per share, demonstrating its strong financial position.

Liquidity and Financial Position
Valero ended the second quarter of 2026 with $9.1 billion of total debt, $2.2 billion of total finance lease obligations, and $7.9 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 11 percent as of June 30, 2026.

“Our strong results reflect the discipline and consistency of our operational and commercial execution,” said Riggs. “Coupled with our differentiated balance sheet, these strengths position us well and provide significant financial flexibility.”

Strategic Update
Valero continues to make progress on the FCC Unit optimization project at the St. Charles Refinery that will enhance the refinery’s ability to produce high-value products. This $230 million project is still expected to be completed and begin operations in the third quarter of 2026.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland, and Latin America. Valero operates 14 petroleum refineries located in the U.S., Canada, and the U.K. with a combined throughput capacity of approximately 3.0 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which produces low-carbon fuels including renewable diesel and sustainable aviation fuel (SAF), with a production capacity of approximately 1.2 billion gallons per year in the U.S. Gulf Coast region. See the annual report on Form 10-K for more information on SAF. Valero also owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.7 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel, and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Brian Donovan, Vice President – Investor Relations, 210-345-1682
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “commitment,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, our plans, actions, assets and operations in California and expected timing and cost of obligations and other financial, operational, or strategic statement impacts, future market and industry conditions, future operating and financial performance, including future capital expenditures and capital investments attributable to Valero, future production and manufacturing ability and size, expectations regarding our sources and uses of cash, future legal and regulatory developments, including those with respect to tariffs and low-carbon fuels, expectations and ongoing uncertainties related to our Port Arthur Refinery, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political, or regulatory developments that are adverse to tariffs, global geopolitical and other conflicts and tensions, the impact of inflation and crude oil and petroleum product market disruptions on margins and costs, economic activity levels, actions in response to supply and demand imbalances for refined petroleum products, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a definition of non-GAAP measures and a reconciliation to their most directly comparable GAAP measures. Note (h) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Statement of income data
Revenues	$44,476	$29,889	$76,857	$60,147
Cost of sales:
Cost of materials and other (a)	35,130	24,678	61,315	50,726
Taxes other than income taxes (b)	1,648	1,654	3,369	3,154
Operating expenses (excluding depreciation and amortization expense reflected below)	1,506	1,522	3,101	3,045
Depreciation and amortization expense	723	786	1,551	1,466
Total cost of sales	39,007	28,640	69,336	58,391
Asset impairment loss (c)	—	—	—	1,131
Other operating expenses (d)	26	4	50	8
General and administrative expenses (excluding depreciation and amortization expense reflected below)	233	220	518	481
Depreciation and amortization expense	14	28	26	39
Operating income	5,196	997	6,927	97
Other income, net	116	86	248	206
Interest and debt expense, net of capitalized interest	(145)	(141)	(285)	(278)
Income before income tax expense	5,167	942	6,890	25
Income tax expense	1,094	279	1,495	14
Net income	4,073	663	5,395	11
Less: Net income (loss) attributable to noncontrolling interests	353	(51)	412	(108)
Net income attributable to Valero Energy Corporation stockholders	$3,720	$714	$4,983	$119

Earnings per common share	$12.62	$2.28	$16.79	$0.37
Weighted-average common shares outstanding (in millions)	294	312	296	313

Earnings per common share – assuming dilution	$12.62	$2.28	$16.78	$0.37
Weighted-average common shares outstanding – assuming dilution (in millions)	294	312	296	313

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Other (e)	Total
Three months ended June 30, 2026
Revenues:
Revenues from external customers	$42,300	$1,176	$1,000	$—	$44,476
Intersegment revenues	2	1,506	311	(1,819)	—
Total revenues	42,302	2,682	1,311	(1,819)	44,476
Cost of sales:
Cost of materials and other (a)	34,268	1,803	822	(1,763)	35,130
Taxes other than income taxes (b)	1,648	—	—	—	1,648
Operating expenses (excluding depreciation and amortization expense reflected below)	1,263	91	152	—	1,506
Depreciation and amortization expense	635	71	19	(2)	723
Total cost of sales	37,814	1,965	993	(1,765)	39,007
Other operating expenses (d)	18	—	—	8	26
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	233	233
Depreciation and amortization expense	—	—	—	14	14
Operating income by segment	$4,470	$717	$318	$(309)	$5,196

Three months ended June 30, 2025
Revenues:
Revenues from external customers	$28,324	$565	$1,000	$—	$29,889
Intersegment revenues	2	533	205	(740)	—
Total revenues	28,326	1,098	1,205	(740)	29,889
Cost of sales:
Cost of materials and other	23,388	1,044	988	(742)	24,678
Taxes other than income taxes (b)	1,654	—	—	—	1,654
Operating expenses (excluding depreciation and amortization expense reflected below)	1,307	72	144	(1)	1,522
Depreciation and amortization expense	707	61	19	(1)	786
Total cost of sales	27,056	1,177	1,151	(744)	28,640
Other operating expenses	4	—	—	—	4
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	220	220
Depreciation and amortization expense	—	—	—	28	28
Operating income (loss) by segment	$1,266	$(79)	$54	$(244)	$997

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.
Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Other (e)	Total
Six months ended June 30, 2026
Revenues:
Revenues from external customers	$73,105	$1,887	$1,865	$—	$76,857
Intersegment revenues	4	2,209	613	(2,826)	—
Total revenues	73,109	4,096	2,478	(2,826)	76,857
Cost of sales:
Cost of materials and other (a)	59,446	2,915	1,716	(2,762)	61,315
Taxes other than income taxes (b)	3,369	—	—	—	3,369
Operating expenses (excluding depreciation and amortization expense reflected below)	2,609	176	316	—	3,101
Depreciation and amortization expense	1,367	149	38	(3)	1,551
Total cost of sales	66,791	3,240	2,070	(2,765)	69,336
Other operating expenses (d)	42	—	—	8	50
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	518	518
Depreciation and amortization expense	—	—	—	26	26
Operating income by segment	$6,276	$856	$408	$(613)	$6,927

Six months ended June 30, 2025
Revenues:
Revenues from external customers	$57,081	$1,058	$2,008	$—	$60,147
Intersegment revenues	4	940	422	(1,366)	—
Total revenues	57,085	1,998	2,430	(1,366)	60,147
Cost of sales:
Cost of materials and other	48,157	1,939	2,020	(1,390)	50,726
Taxes other than income taxes (b)	3,154	—	—	—	3,154
Operating expenses (excluding depreciation and amortization expense reflected below)	2,598	150	298	(1)	3,045
Depreciation and amortization expense	1,301	129	38	(2)	1,466
Total cost of sales	55,210	2,218	2,356	(1,393)	58,391
Asset impairment loss (c)	1,131	—	—	—	1,131
Other operating expenses	8	—	—	—	8
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	481	481
Depreciation and amortization expense	—	—	—	39	39
Operating income (loss) by segment	$736	$(220)	$74	$(493)	$97

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.
Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (h)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$3,720	$714	$4,983	$119
Adjustments:
Last-in, first-out (LIFO) liquidation adjustment (a)	(44)	—	(44)	—
Income tax expense related to the LIFO liquidation adjustment	10	—	10	—
LIFO liquidation adjustment, net of taxes	(34)	—	(34)	—
Asset impairment loss (c)	—	—	—	1,131
Income tax benefit related to asset impairment loss	—	—	—	(254)
Asset impairment loss, net of taxes	—	—	—	877
Port Arthur Refinery fire expenses (d)	15	—	15	—
Income tax benefit related to Port Arthur Refinery fire expenses	(4)	—	(4)	—
Port Arthur Refinery fire expenses, net of taxes	11	—	11	—
Total adjustments	(23)	—	(23)	877
Adjusted net income attributable to Valero Energy Corporation stockholders	$3,697	$714	$4,960	$996

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$12.62	$2.28	$16.78	$0.37
Adjustments:
LIFO liquidation adjustment (a)	(0.12)	—	(0.11)	—
Asset impairment loss (c)	—	—	—	2.80
Port Arthur Refinery fire expenses (d)	0.04	—	0.04	—
Total adjustments	(0.08)	—	(0.07)	2.80
Adjusted earnings per common share – assuming dilution	$12.54	$2.28	$16.71	$3.17

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (h)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of operating income (loss) by segment to segment margin, and reconciliation of operating income (loss) by segment to adjusted operating income by segment
Refining segment
Refining operating income	$4,470	$1,266	$6,276	$736
Adjustments:
LIFO liquidation adjustment (a)	(44)	—	(44)	—
Operating expenses (excluding depreciation and amortization expense reflected below)	1,263	1,307	2,609	2,598
Depreciation and amortization expense	635	707	1,367	1,301
Asset impairment loss (c)	—	—	—	1,131
Other operating expenses (d)	18	4	42	8
Refining margin	$6,342	$3,284	$10,250	$5,774

Refining operating income	$4,470	$1,266	$6,276	$736
Adjustments:
LIFO liquidation adjustment (a)	(44)	—	(44)	—
Asset impairment loss (c)	—	—	—	1,131
Other operating expenses (d)	18	4	42	8
Adjusted Refining operating income	$4,444	$1,270	$6,274	$1,875

Renewable Diesel segment
Renewable Diesel operating income (loss)	$717	$(79)	$856	$(220)
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	91	72	176	150
Depreciation and amortization expense	71	61	149	129
Renewable Diesel margin	$879	$54	$1,181	$59

Ethanol segment
Ethanol operating income	$318	$54	$408	$74
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	152	144	316	298
Depreciation and amortization expense	19	19	38	38
Ethanol margin	$489	$217	$762	$410

See Notes to Earnings Release Tables beginning on Table Page 17.
Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (h)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (by region) (i)

U.S. Gulf Coast region
Refining operating income	$2,877	$846	$4,233	$1,183
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	778	737	1,551	1,457
Depreciation and amortization expense	394	387	782	763
Other operating expenses (d)	16	3	34	7
Refining margin	$4,065	$1,973	$6,600	$3,410

Refining operating income	$2,877	$846	$4,233	$1,183
Adjustment: Other operating expenses (d)	16	3	34	7
Adjusted Refining operating income	$2,893	$849	$4,267	$1,190

U.S. Mid-Continent region
Refining operating income	$608	$127	$798	$177
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	204	200	407	395
Depreciation and amortization expense	89	78	178	154
Other operating expenses	2	—	3	—
Refining margin	$903	$405	$1,386	$726

Refining operating income	$608	$127	$798	$177
Adjustment: Other operating expenses	2	—	3	—
Adjusted Refining operating income	$610	$127	$801	$177

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (h)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of Refining segment operating income (loss) to
Refining margin (by region), and reconciliation of Refining
segment operating income (loss) to adjusted Refining segment operating income (by region) (i) (continued)

North Atlantic region
Refining operating income	$742	$219	$1,125	$435
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	192	182	403	354
Depreciation and amortization expense	80	75	164	144
Refining margin	$1,014	$476	$1,692	$933

U.S. West Coast region (f)
Refining operating income (loss)	$243	$74	$120	$(1,059)
Adjustments:
LIFO liquidation adjustment (a)	(44)	—	(44)	—
Operating expenses (excluding depreciation and amortization expense reflected below)	89	188	248	392
Depreciation and amortization expense (g)	72	167	243	240
Asset impairment loss (c)	—	—	—	1,131
Other operating expenses	—	1	5	1
Refining margin	$360	$430	$572	$705

Refining operating income (loss)	$243	$74	$120	$(1,059)
Adjustments:
LIFO liquidation adjustment (a)	(44)	—	(44)	—
Asset impairment loss (c)	—	—	—	1,131
Other operating expenses	—	1	5	1
Adjusted Refining operating income	$199	$75	$81	$73

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	514	554	482	555
Medium/light sour crude oil	252	240	274	237
Sweet crude oil	1,599	1,509	1,560	1,535
Residuals	124	167	152	131
Other feedstocks	118	105	123	78
Total feedstocks	2,607	2,575	2,591	2,536
Blendstocks and other	343	347	341	339
Total throughput volumes	2,950	2,922	2,932	2,875

Yields (thousand barrels per day)
Gasolines and blendstocks	1,414	1,444	1,406	1,410
Distillates	1,167	1,111	1,138	1,094
Other products (j)	400	392	418	394
Total yields	2,981	2,947	2,962	2,898

Operating statistics (h) (k)
Refining margin (from Table Page 5)	$6,342	$3,284	$10,250	$5,774
Adjusted Refining operating income (from Table Page 5)	$4,444	$1,270	$6,274	$1,875
Throughput volumes (thousand barrels per day)	2,950	2,922	2,932	2,875

Refining margin per barrel of throughput	$23.62	$12.35	$19.31	$11.09
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.70	4.91	4.92	4.99
Depreciation and amortization expense per barrel of throughput	2.36	2.66	2.57	2.50
Adjusted Refining operating income per barrel of throughput	$16.56	$4.78	$11.82	$3.60

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating statistics (h) (k)
Renewable Diesel margin (from Table Page 5)	$879	$54	$1,181	$59
Renewable Diesel operating income (loss) (from Table Page 5)	$717	$(79)	$856	$(220)
Sales volumes (thousand gallons per day)	3,833	2,732	3,432	2,584

Renewable Diesel margin per gallon of sales	$2.52	$0.22	$1.90	$0.13
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.26	0.29	0.28	0.32
Depreciation and amortization expense per gallon of sales	0.20	0.25	0.24	0.28
Renewable Diesel operating income (loss) per gallon of sales	$2.06	$(0.32)	$1.38	$(0.47)

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating statistics (h) (k)
Ethanol margin (from Table Page 5)	$489	$217	$762	$410
Ethanol operating income (from Table Page 5)	$318	$54	$408	$74
Production volumes (thousand gallons per day)	4,666	4,583	4,643	4,525

Ethanol margin per gallon of production	$1.15	$0.52	$0.91	$0.50
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.36	0.34	0.38	0.36
Depreciation and amortization expense per gallon of production	0.04	0.05	0.04	0.05
Ethanol operating income per gallon of production	$0.75	$0.13	$0.49	$0.09

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating statistics by region (i)
U.S. Gulf Coast region (h) (k)
Refining margin (from Table Page 6)	$4,065	$1,973	$6,600	$3,410
Adjusted Refining operating income (from Table Page 6)	$2,893	$849	$4,267	$1,190
Throughput volumes (thousand barrels per day)	1,829	1,841	1,792	1,756

Refining margin per barrel of throughput	$24.42	$11.78	$20.35	$10.72
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.67	4.40	4.78	4.58
Depreciation and amortization expense per barrel of throughput	2.37	2.31	2.41	2.40
Adjusted Refining operating income per barrel of throughput	$17.38	$5.07	$13.16	$3.74

U.S. Mid-Continent region (h) (k)
Refining margin (from Table Page 6)	$903	$405	$1,386	$726
Adjusted refining operating income (from Table Page 6)	$610	$127	$801	$177
Throughput volumes (thousand barrels per day)	485	423	469	438

Refining margin per barrel of throughput	$20.46	$10.52	$16.31	$9.16
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.63	5.20	4.79	4.98
Depreciation and amortization expense per barrel of throughput	2.01	2.01	2.09	1.94
Adjusted refining operating income per barrel of throughput	$13.82	$3.31	$9.43	$2.24

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating statistics by region (i) (continued)
North Atlantic region (h) (k)
Refining margin (from Table Page 7)	$1,014	$476	$1,692	$933
Refining operating income (from Table Page 7)	$742	$219	$1,125	$435
Throughput volumes (thousand barrels per day)	506	396	506	444

Refining margin per barrel of throughput	$22.02	$13.20	$18.48	$11.61
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.17	5.04	4.40	4.40
Depreciation and amortization expense per barrel of throughput	1.73	2.07	1.79	1.79
Refining operating income per barrel of throughput	$16.12	$6.09	$12.29	$5.42

U.S. West Coast region (f) (h) (k)
Refining margin (from Table Page 7)	$360	$430	$572	$705
Adjusted Refining operating income (from Table Page 7)	$199	$75	$81	$73
Throughput volumes (thousand barrels per day)	130	262	165	237

Refining margin per barrel of throughput	$30.36	$18.02	$19.12	$16.42
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	7.49	7.91	8.28	9.15
Depreciation and amortization expense per barrel of throughput (g)	6.06	6.99	8.12	5.59
Adjusted Refining operating income per barrel of throughput	$16.81	$3.12	$2.72	$1.68

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$97.06	$66.59	$87.49	$70.74
Brent less West Texas Intermediate (WTI) crude oil	3.85	2.72	4.90	3.08
Brent less WTI Houston crude oil	1.69	1.89	3.01	1.99
Brent less Dated Brent crude oil	(8.05)	(1.08)	(5.37)	(0.92)
Brent less Argus Sour Crude Index crude oil	3.11	2.02	4.03	2.29
Brent less Maya crude oil	8.05	8.11	9.77	8.95
Brent less Western Canadian Select Houston crude oil	13.92	6.25	13.75	6.75
WTI crude oil	93.20	63.87	82.59	67.67

Natural gas (dollars per million British thermal units)	2.46	2.83	2.79	3.11

Renewable volume obligation (RVO) (dollars per barrel) (l)	13.78	6.14	11.60	5.45

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock for Oxygenate Blending (CBOB) gasoline less Brent	17.98	8.99	9.22	6.29
Ultra-low-sulfur (ULS) diesel less Brent	43.52	14.79	35.56	15.74
Polymer Grade Propylene less Brent (not RVO adjusted)	(10.61)	(2.24)	(11.32)	(0.50)
U.S. Mid-Continent:
CBOB gasoline less WTI	20.14	14.91	9.73	12.09
ULS diesel less WTI	41.48	20.60	32.97	18.55
North Atlantic:
CBOB gasoline less Brent	25.07	13.43	14.12	9.17
ULS diesel less Brent	47.50	18.79	42.02	19.84
U.S. West Coast:
California Reformulated Gasoline Blendstock for Oxygenate Blending 87 gasoline less Brent	46.68	36.98	35.49	30.06
California Air Resources Board diesel less Brent	56.11	20.22	44.56	20.30

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$3.74	$2.16	$3.33	$2.27
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	2.12	1.09	1.78	0.94
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	68.34	52.36	66.85	59.27
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.82	0.56	0.73	0.53
USGC distillers corn oil (dollars per pound)	0.86	0.59	0.76	0.56
USGC fancy bleachable tallow (dollars per pound)	0.84	0.56	0.72	0.53

Ethanol
Chicago Board of Trade corn (dollars per bushel)	4.43	4.52	4.40	4.62
New York Harbor ethanol (dollars per gallon)	2.00	1.84	1.91	1.83

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	June 30,	December 31,
	2026	2025
Balance sheet data
Current assets	$30,670	$23,210
Cash and cash equivalents included in current assets	7,874	4,688
Inventories included in current assets	7,625	7,591
Current liabilities	18,742	14,109
Valero Energy Corporation stockholders’ equity	25,001	23,725
Total equity	28,268	26,605
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$688	$672
Debt, less current portion of debt (excluding VIEs)	8,411	7,566
Total debt (excluding VIEs)	9,099	8,238
Current portion of debt attributable to VIEs	2	23
Total debt	9,101	8,261
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	211	228
Finance lease obligations, less current portion (excluding VIEs)	1,409	1,488
Total finance lease obligations (excluding VIEs)	1,620	1,716
Current portion of finance lease obligations attributable to VIEs	26	26
Finance lease obligations, less current portion attributable to VIEs	602	616
Total finance lease obligations attributable to VIEs	628	642
Total finance lease obligations	2,248	2,358
Total debt and finance lease obligations	$11,349	$10,619

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (h)
Net cash provided by operating activities	$5,580	$936	$6,970	$1,888
Exclude:
Changes in current assets and current liabilities	706	(325)	403	(168)
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	389	(86)	491	(153)
Adjusted net cash provided by operating activities	$4,485	$1,347	$6,076	$2,209

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 15

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reconciliation of capital investments to capital investments attributable to Valero (h)
Capital expenditures (excluding VIEs)	$222	$144	$382	$333
Capital expenditures of VIEs:
DGD	3	4	7	63
Other VIEs	1	2	2	3
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	120	247	374	621
Deferred turnaround and catalyst cost expenditures of DGD	4	10	33	46
Investments in nonconsolidated joint ventures	—	—	—	1
Capital investments	350	407	798	1,067
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(3)	(6)	(20)	(54)
Capital expenditures of other VIEs	(1)	(2)	(2)	(3)
Capital investments attributable to Valero	$346	$399	$776	$1,010

Dividends per common share	$1.20	$1.13	$2.40	$2.26

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)Cost of materials and other for the three and six months ended June 30, 2026 includes a benefit of $44 million resulting from the liquidation of certain LIFO inventory layers attributable to our Refining segment. Inventory levels for our West Coast refining operations decreased during the six months ended June 30, 2026 due to the phased idling of processing units and cessation of refining operations at our Benicia Refinery, which was completed by the end of April 2026. As a result, inventory levels at December 31, 2026 are expected to remain below those at December 31, 2025.

(b)Taxes other than income taxes includes excise taxes on sales by certain of our foreign operations.
(c)In March 2025, we approved a plan to idle the processing units and cease refining operations at our Benicia Refinery by the end of April 2026. In addition, we considered strategic alternatives for our remaining operations in California. As a result, we evaluated the assets of the Benicia and Wilmington refineries for impairment as of March 31, 2025 and concluded that the carrying values of these assets were not recoverable. Therefore, we reduced the carrying values of the Benicia and Wilmington refineries to their estimated fair values and recognized a combined asset impairment loss of $1.1 billion in the six months ended June 30, 2025.

(d)Other operating expenses for the three and six months ended June 30, 2026 includes $15 million of repair costs directly attributable to the March 2026 incident at our Port Arthur Refinery.

(e)Effective in the second quarter of 2026, activities associated with the decommissioning and redevelopment of our Benicia Refinery are reported within Corporate and Other.

(f)During the first quarter of 2026, we began idling the processing units through a phased approach and ceased operation of the fuel production units at our Benicia Refinery. In accordance with our plan, full idling of all processing units was completed in April 2026.

(g)Depreciation and amortization expense includes incremental depreciation related to the Benicia Refinery of approximately $33 million and $133 million in the three and six months ended June 30, 2026, respectively, and approximately $100 million in the three and six months ended June 30, 2025. In connection with our phased plan to idle the processing units and cease refining operations at our Benicia Refinery, we shortened the estimated useful life of the refinery, and as a result, the revised carrying value of the refinery’s long-lived assets was depreciated to the estimated salvage value.

(h)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect, as applicable. The income tax effect for the adjustments was calculated using a combined U.S. federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of
Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (continued)

our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–LIFO liquidation adjustment – Generally, the LIFO inventory valuation method provides for the matching of current costs with current revenues. However, a LIFO liquidation results in a portion of our current-year cost of sales being impacted by historical costs, which obscures our current-year financial performance. Therefore, we have excluded the historical cost impact from adjusted net income attributable to Valero Energy Corporation stockholders. See note (a) for additional details.

–Asset impairment loss – The asset impairment loss attributable to our Benicia and Wilmington refineries (see note (c)) is not indicative of our ongoing operations or our expectations about the profitability of our refining business.

–Port Arthur Refinery fire expenses – The expenses directly attributable to the March 2026 incident at our Port Arthur Refinery (see note (d)) are specific to that incident and are not indicative of our ongoing operations.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income (loss) excluding the LIFO liquidation adjustment (see note (a)), operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, the asset impairment loss (see note (c)), and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income (loss) excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income is defined as Refining segment operating income (loss) excluding the LIFO liquidation adjustment (see note (a)), the asset impairment loss (see note (c)), and other operating expenses. We believe adjusted Refining operating income is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.
–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (continued)

–DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by (used in) operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only a portion of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
DGD operating cash flow data
Net cash provided by (used in) operating activities	$711	$(262)	$239	$(101)
Exclude: Changes in current assets and current liabilities	(67)	(89)	(742)	205
Adjusted net cash provided by (used in) operating activities	778	(173)	981	(306)
Other joint venture member’s ownership interest	50%	50%	50%	50%
DGD’s adjusted net cash provided by (used in) operating activities attributable to the other joint venture member’s ownership interest in DGD	$389	$(86)	$491	$(153)

◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
In general, DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(i)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries. Effective in the second quarter of 2026, activities associated with the decommissioning and redevelopment of our Benicia Refinery are reflected within Corporate and Other.

(j)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.
(k)We use certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Table Page 19

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (continued)

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(l)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.
Table Page 20